Exhibit 10.1
*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2008 AKORN MBO’S: ART PRZYBYL
PRESIDENT & CEO
Up to $330,000 (75% of Base Comp)

	Objective	Target	Percentage of Possible Bonus

1.	[***...***]	[***...***]	[***...***]
2.	[***...***]	[***...***]	[***...***]
3.	[***...***]	[***...***]	[***...***]
4.	[***...***]		[***...***]
5.	[***...***]		[***...***]
6.	[***...***]		[***...***]
7.	[***...***]		[***...***]

*	CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2008 AKORN MBO’S: JEFF WHITNELL
SVP FINANCE & CFO
Up to $123,750 (45% of Base Comp)

	Objective	Target	Percentage of Possible Bonus

1.	[***...***]	[***...***]	[***...***]
2.	[***...***]	[***...***]	[***...***]
3.	[***...***]	[***...***]	[***...***]
4.	[***...***]		[***...***]
5	[***...***]		[***...***]
6	[***...***]		[***...***]
7.	[***...***]		[***...***]

*	CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2008 AKORN MBO’S: ABU ALAM,
SVP NEW BUSINESS DEVELOPMENT
Up to $64,103 (30% of Base Comp)

	Objective	Target	Percentage of Possible Bonus

1.	[***...***]	[***...***]	[***...***]
2.	[***...***]	[***...***]	[***...***]
3.	[***...***]	[***...***]	[***...***]
4.	[***...***]		[***...***]
5.	[***...***]		[***...***]
6.	[***...***]		[***...***]
7.	[***...***]		[***...***]

*	CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2008 AKORN MBO’S: MARK SILVERBERG
SVP GLOBAL QUALITY ASSURANCE & REGULATORY COMPLIANCE
Up to $70,950 (30% of Base Comp)

	Objective	Target	Percentage of Possible Bonus

1.	[***...***]	[***...***]	[***...***]
2.	[***...***]	[***...***]	[***...***]
3.	[***...***]	[***...***]	[***...***]
4.	[***...***]		[***...***]
5.	[***...***]		[***...***]
6.	[***...***]		[***...***]
7.	[***...***]		[***...***]
	[***...***]		[***...***]

*	CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2008 AKORN MBO’S: JOHN SABAT
SVP NATIONAL ACCOUNTS & TRADE RELATIONS
Up to $64,103 (30% of Base Comp)

	Objective	Target	Percentage of Possible Bonus

1.	[***...***]	[***...***]	[***...***]
2.	[***...***]	[***...***]	[***...***]
3.	[***...***]	[***...***]	[***...***]
4.	[***...***]		[***...***]
5.	[***...***]		[***...***]
6.	[***...***]		[***...***]
7.	[***...***]		[***...***]

*	CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.